LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 29, 2012 OF

LEGG MASON ESEMPLIA EMERGING MARKETS EQUITY FUND

The following information supersedes certain information in the fund’s Statement of Additional Information (“SAI”).

Upon the recommendation of Legg Mason Partners Fund Advisor, LLC, the fund’s manager, and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia” or “the subadviser”), one of the fund’s subadvisers, the Board of Trustees (the “Board”) of Legg Mason Partners Equity Trust has approved changes to the fund’s name, investment objective and investment policies and strategies. The fund’s current policy of investing at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, and other securities whose values are based on such equity securities will be changed. The fund’s new policy will be to invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities and related instruments issued by, or tied economically to, companies in emerging markets. All of the changes discussed in this supplement will become effective as of July 30, 2012. The fund intends to comply with its new investment objective and investment policies and strategies as soon as reasonably practicable after that date.

Name change

The fund’s name will change to “Legg Mason Esemplia Emerging Markets Long-Short Fund.”

New investment objective

The fund seeks to provide long-term total return.

New investment policies and strategies

The fund seeks to provide long-term total return.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities and related instruments issued by, or tied economically to, companies in emerging markets.

The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index or are believed by the subadviser to have similar characteristics to emerging market nations. The fund considers an equity security or related instrument to be issued by a company in an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer has a class of securities listed in an emerging market country; (2) the issuer is organized under the laws of, or has a principal office in, an emerging market country; (3) the issuer derives at least 50% of its revenue from goods produced, sales made or services provided in one or more emerging market countries or (4) the issuer maintains 50% or more of its assets in one or more emerging market countries. The fund considers a security or related instrument to be tied economically to an emerging market if its value is based on an emerging market equity security(ies). Short sales of, and swaps related to, emerging market equity securities are included within the 80% test.

Generally, the fund invests in a number of different countries. Under normal circumstances, the fund invests in companies in at least eight markets and does not invest more than 25% of its assets in any one country. The fund invests across a range of industries. The fund may invest in securities of issuers of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies.

The fund may purchase and sell interest rate, single stock or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over-the-counter (OTC) put and call options on securities, futures contracts, indexes and other financial instruments; enter into interest rate transactions, equity swaps, total return swaps and related transactions; engage in short sales; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the subadviser determines that they are consistent with the fund’s investment objective and policies and applicable regulatory requirements. The fund does not intend to use derivative instruments to hedge against or mitigate foreign currency risk.

The fund pursues its investment objective by taking both long and short positions, primarily through equity securities (including ETFs) and equity-linked notes and the use of swap agreements, options, futures and other derivative instruments, and may invest in such instruments without limitation (subject to the fund’s 80% investment policy). The subadviser may use derivative transactions or engage in short sales of equity securities to vary the fund’s market exposure. A long position arises where the fund holds a security in its portfolio or maintains a position through a derivative instrument that provides economic exposure similar to direct ownership of the security. The fund will have a short position where it sells a security it does not own by delivery of a borrowed security or has entered into a derivative instrument that provides economic exposure similar to a short sale of the security. Although the fund intends to maintain an overall long position in its portfolio investments, the fund generally expects to maintain significant short positions in equity securities and equity-related instruments. In certain circumstances, these short positions may approach or reach the size of the overall long position. In addition, at times the fund’s short positions may hedge against all or most of its investment exposure to emerging market securities. The subadviser may use swap transactions to replicate short positions. The subadviser’s use of short positions is likely to reduce the fund’s returns in periods when emerging market securities are rising.

The fund’s “long-short” investment strategy is based on the subadviser’s assessments of macroeconomic factors and stock level fundamentals. The subadviser will employ long positions by investing in companies it believes are experiencing, or are expected to experience, better than average growth in earnings and are trading at attractive or reasonable valuation levels. The subadviser will employ short positions in an attempt to increase returns and/or to reduce risk. The subadviser’s use of short positions to increase returns and/or reduce certain risks may include, among others: (1) short sales of the equity securities of companies that the portfolio manager expects to decline in price, lose economic value or generally underperform; or (2) short positions designed to hedge cyclical, currency, or country-specific risks, including, but not limited to, short positions in stock index futures and options on securities.

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. The fund may also take temporary defensive positions by adjusting exposure to individual short positions, by taking a market neutral position or by hedging 100% of its portfolio through the use of derivatives.

The fund may invest to a limited extent in shares of other investment companies, including ETFs and closed-end investment companies, that invest in emerging market securities. The fund may invest up to 20% of its net assets in equity securities of issuers in developed countries, fixed income securities and other instruments not tied economically to emerging markets.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following supplements the disclosure in the SAI and describes other investment strategies and practices that may be used by the fund that are not currently described in the SAI, which all involve risks of varying degrees.

Swaps and Related Transactions. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance total return. The fund may enter into equity swaps, interest rate swaps and credit default swaps and transactions related to those swap agreements. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price because, and to the extent, these agreements affect the fund’s exposure to factors including security prices or economic sectors.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates, potentially resulting in losses. The fund will enter into swaps and related transactions only with counterparties the subadviser deems to be creditworthy. The subadviser will monitor the creditworthiness of counterparties to its swaps or related transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The effective use of swaps and related transactions by the fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. The fund may suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund’s ability to terminate swap agreements may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The use of swaps and related transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the subadviser is incorrect in its forecasts of market values and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The absence of a central exchange or market for swap transactions could lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Total return swaps. The fund may enter into total return swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

The total rate of return of the assets underlying the contract on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the fund is receiving the total rate of return of those assets in its part of the swap agreement, the fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, unusual market conditions affecting the assets underlying the contract on which the swap is based may prevent the total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the fund to lose some of the anticipated benefit from the swap, or otherwise reduce the fund’s return. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swaps. The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. Credit default swap contracts involve special risks. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Short Sales. The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer must deliver the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever the fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

Exchange-Traded Funds (“ETFs”). The fund invests in shares of ETFs whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. As with other investments in shares of mutual funds, the fund will bear its pro rata portion of the ETF’s expenses, including advisory fees, brokerage, shareholder servicing and other operational expenses. These expenses are in addition to the direct expenses of the fund’s own operations.

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a security because the security’s issuer was in financial difficulty unless that security is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or a representative sample of the benchmark index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index. Such an ETF would be subject to management risk, which is the risk that the ETF’s adviser’s security selection process may not produce the intended results. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investments in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be, or may become subject to, CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising.

If an ETF is a registered investment company (as defined in the Investment Company Act of 1940 (the “1940 Act”)), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies apply. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Borrowing. The fund may borrow in certain circumstances. The 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of the fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing, and, therefore, senior securities of the fund for purposes of the 1940 Act. Such a transaction will not be considered to constitute the issuance of a “senior security” by the fund and will not subject to the 300% asset coverage requirement described above, if the fund establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to its obligations in respect of the transaction, or uses other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder, to “cover” the transaction.

Borrowing and other transactions used for leverage may cause the value of the fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the fund’s net investment income in any given period.

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